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                                                                    EXHIBIT 10.2

[DESIGNATED PERSONS]

                            LIBERTY MEDIA CORPORATION
                               2000 INCENTIVE PLAN
               (AS AMENDED AND RESTATED EFFECTIVE APRIL 19, 2004)
                      NON-QUALIFIED STOCK OPTION AGREEMENT


     THIS NON-QUALIFIED STOCK OPTION AGREEMENT ("Agreement") is made as of __________, 20___ (the "Effective Date"), by and between LIBERTY MEDIA CORPORATION, a Delaware corporation (the "Company"), and the individual whose name, address and social security number appear on the signature page hereto (the "Grantee").

     The Company has adopted the Liberty Media Corporation 2000 Incentive Plan (As Amended and Restated April 19, 2004) (the "Plan"), a copy of which is attached to this Agreement as Exhibit A and by this reference made a part hereof, for the benefit of eligible employees of the Company and its Subsidiaries. Capitalized terms used and not otherwise defined herein will have the meaning given thereto in the Plan.

     Pursuant to the Plan, the Incentive Plan Committee (the "Committee") appointed by the Board pursuant to Section 3.1 of the Plan to administer the Plan has determined that it would be in the interest of the Company and its stockholders to award Options to Grantee, subject to the conditions and restrictions set forth herein and in the Plan, in order to provide the Grantee additional remuneration for services rendered, to encourage the Grantee to remain in the employ of the Company or its Subsidiaries and to increase the Grantee's personal interest in the continued success and progress of the Company.

     The Company and the Grantee therefore agree as follows:

     1. DEFINITIONS. The following terms, when used in this Agreement, have the following meanings:

     "Base Price" means $_______, the Fair Market Value of a share of L Stock on the Effective Date.

     "Business Day" means any day other than Saturday, Sunday or a day on which banking institutions in Denver, Colorado, are required or authorized to be closed.

     "Cause" has the meaning specified for "cause" in Section 11.2(b) of the Plan.

     "Close of Business" means, on any day, 5:00 p.m., Denver, Colorado time.

     "Committee" has the meaning specified in the recitals to this Agreement.

     "Company" has the meaning specified in the preamble to this Agreement.

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     "Effective Date" has the meaning specified in the preamble to this
Agreement.

     "Forfeitable Benefits" has the meaning specified in Section 8 of this Agreement.

     "Grantee" has the meaning specified in the preamble to this Agreement.

     "L Options" has the meaning specified in Section 2 of this Agreement.

     "L Stock" has the meaning specified in Section 2 of this Agreement.

     "Misstatement Period" has the meaning specified in Section 8 of this Agreement.

     "Option Shares" has the meaning specified in Section 4(a) of this Agreement.

     "Plan" has the meaning specified in the recitals of this Agreement.

     "Required Withholding Amount" has the meaning specified in Section 5 of this Agreement.

     "Special Termination Period" has the meaning specified in Section 7(d) of this Agreement.

     "Term" has the meaning specified in Section 2 of this Agreement.

     "Vesting Anniversary Date" means __________, 20___.

     "Year of Continuous Service" has the meaning specified in Section 7(d) of this Agreement.

     2. GRANT OF OPTIONS. Subject to the terms and conditions herein, pursuant to the Plan, the Company grants to the Grantee options to purchase from the Company, exercisable during the period commencing on the Effective Date and expiring at Close of Business on __________, 20___ (the "Term"), subject to earlier termination as provided in Section 7 below, at the Base Price, the number of shares of Liberty Media Corporation Series A Common Stock ("L Stock") set forth on the signature page hereto. The Options granted hereunder are "Nonqualified Stock Options" and are hereinafter referred to as the "L Options." The Base Price and L Options are subject to adjustment pursuant to Section 11 below. No fractional shares of L Stock will be issuable upon exercise of an L Option, and the Grantee will receive, in lieu of any fractional share of L Stock that the Grantee otherwise would receive upon such exercise, cash equal to the fraction representing such fractional share multiplied by the Fair Market Value of one share of L Stock as of the date on which such exercise is considered to occur pursuant to Section 4 below.

     3. CONDITIONS OF EXERCISE. Unless otherwise determined by the Committee in its sole discretion, the L Options will be exercisable only in accordance with the conditions stated in this Section 3.

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     (a) Except as otherwise provided in Section 11.1(b) of the Plan or in the last sentence of this Section 3(a), the L Options may be exercised only to the extent they have become exercisable in accordance with the provisions of this Section 3(a). That number of L Options that is equal to ____% of the total number of L Options awarded under this Agreement (rounded down to the nearest whole number of L Options) shall become exercisable on each __________, __________, __________, and __________ beginning on __________,
     20___ and ending on __________, 20___, and any L Options awarded under this Agreement that do not otherwise become exercisable as a result of rounding shall become exercisable on __________, 20___. Notwithstanding the foregoing, (i) in the event that any date on which L Options would otherwise become exercisable is not a Business Day, such L Options will become exercisable on the Business Day next following such date, (ii) all L Options will become exercisable on the date of the Grantee's termination of employment if (A) the Grantee's employment with the Company and its Subsidiaries terminates by reason of Disability or (B) the Grantee dies while employed by the Company or a Subsidiary, and (iii) if the Grantee's employment with the Company and its Subsidiaries is terminated by the Company or a Subsidiary without Cause, any L Options that otherwise would become exercisable during the remainder of the calendar year in which the Grantee's employment with the Company and its Subsidiaries is terminated will become exercisable on the date of the Grantee's termination of employment.

     (b) To the extent the L Options become exercisable, such L Options may be exercised in whole or in part (at any time or from time to time, except as otherwise provided herein) until expiration of the Term or earlier termination thereof.

     (c) The Grantee acknowledges and agrees that the Committee, in its discretion and as contemplated by Section 3.3 of the Plan, may adopt rules and regulations from time to time after the date hereof with respect to the exercise of the L Options and that the exercise by the Grantee of L Options will be subject to the further condition that such exercise is made in accordance with all such rules and regulations as the Committee may determine are applicable thereto.

     4. MANNER OF EXERCISE. L Options will be considered exercised (as to the number of L Options specified in the notice referred to in Section 4(a) below) on the latest of (i) the date of exercise designated in the written notice referred to in Section 4(a) below, (ii) if the date so designated is not a Business Day, the first Business Day following such date or (iii) the earliest Business Day by which the Company has received all of the following:

     (a) Written notice, in such form as the Committee may require, containing such representations and warranties as the Committee may require and designating, among other things, the date of exercise and the number of shares of L Stock ("Option Shares") to be purchased;

     (b) Payment of the Base Price for each Option Share to be purchased in any (or a combination) of the following forms: (A) cash, (B) check or (C) the delivery, together with a properly executed exercise notice, of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the

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     purchase price (and, if applicable the Required Withholding Amount, as described in Section 5 below); and

     (c) Any other documentation that the Committee may reasonably require.

     5. MANDATORY WITHHOLDING FOR TAXES. The Grantee acknowledges and agrees that the Company will deduct from the shares of L Stock otherwise payable or deliverable upon exercise of any L Options that number of shares of L Stock (valued at their Fair Market Value on the date of exercise) that is equal to the amount of all federal, state and local taxes required to be withheld by the Company upon such exercise, as determined by the Committee (the "Required Withholding Amount"). If the Grantee elects to make payment of the Base Price by delivery of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price, such instructions may also include instructions to deliver the Required Withholding Amount to the Company. In such case, the Company will notify the broker promptly of the Committee's determination of the Required Withholding Amount.

     6. PAYMENT OR DELIVERY BY THE COMPANY. As soon as practicable after receipt of all items referred to in Section 4, and subject to the withholding referred to in Section 5, the Company will deliver or cause to be delivered to the Grantee certificates issued in the Grantee's name for the number of shares of L Stock purchased by exercise of L Options, and (ii) any cash payment to which the Grantee is entitled in lieu of a fractional share of L Stock, as provided in
Section 2 above. Any delivery of shares of L Stock will be deemed effected for all purposes when certificates representing such shares have been delivered personally to the Grantee or, if delivery is by mail, when the stock transfer agent of the Company has deposited the certificates in the United States mail, addressed to the Grantee, and any cash payment will be deemed effected when a check from the Company, payable to the Grantee and in the amount equal to the amount of the cash payment, has been delivered personally to the Grantee or deposited in the United States mail, addressed to the Grantee.

     7. EARLY TERMINATION OF L OPTIONS. The L Options will terminate, prior to the expiration of the Term, at the time specified below:

     (a) Subject to Section 7(b), if the Grantee's employment with the Company and its Subsidiaries is terminated other than (i) by the Company or a Subsidiary (whether for Cause or without Cause) or (ii) by reason of death or Disability, then the L Options will terminate at the Close of Business on the first Business Day following the expiration of the 90-day period which began on the date of termination of the Grantee's employment.

     (b) If the Grantee dies (i) while employed by the Company or a Subsidiary, or prior to the expiration of a period of time following termination of the Grantee's employment during which the L Options remain exercisable as provided in Section 7(a) or Section 7(c), as applicable, the L Options will terminate at the Close of Business on the first Business Day following the expiration of the one-year period which began on the date of the Grantee's death, or (ii) prior to the expiration of a period of time following termination of the Grantee's employment during which the L Options remain exercisable as provided in Section 7(d), the L Options will terminate at the Close of Business on the

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     first Business Day following the expiration of (A) the one-year period which began on the date of the Grantee's death or (B) the Special Termination Period, whichever period is longer.

     (c) Subject to Section 7(b), if the Grantee's employment with the Company and its Subsidiaries terminates by reason of Disability, then the L Options will terminate at the Close of Business on the first Business Day following the expiration of the one-year period which began on the date of termination of the Grantee's employment.

     (d) If the Grantee's employment with the Company and its Subsidiaries is terminated by the Company or a Subsidiary without Cause, the L Options will terminate at the Close of Business on the first Business Day following the expiration of the Special Termination Period. The Special Termination Period is the period of time beginning on the date of the Grantee's termination of employment and continuing for the number of days that is equal to the sum of (a) 90, plus (b) 180 multiplied by the Grantee's total Years of Continuous Service. A Year of Continuous Service means a consecutive 12-month period, measured by the Grantee's hire date (as reflected in the payroll records of the Company or a Subsidiary) and the anniversaries of that date, during which the Grantee is employed by the Company or a Subsidiary without interruption. For purposes of determining the Grantee's Years of Continuous Service, Grantee's employment with the Company's former parent, AT&T Broadband LLC, formerly known as Tele-Communications, Inc. ("TCI"), and any predecessor of the Company or TCI will be included, provided that the Grantee's hire date with the Company or a Subsidiary occurred within 30 days following the Grantee's termination of employment with TCI or such predecessor. If the Grantee was employed by a Subsidiary at the time of such Subsidiary's acquisition by the Company, the Grantee's employment with the Subsidiary prior to the acquisition date will be included in determining the Grantee's Years of Continuous Service unless the Committee, in its sole discretion, determines that such prior employment will be excluded.

     (e) If the Grantee's employment with the Company and its Subsidiaries is terminated by the Company for Cause, then the L Options will terminate immediately upon such termination of the Grantee's employment.

     In any event in which L Options remain exercisable for a period of time following the date of termination of the Grantee's employment as provided above, the L Options may be exercised during such period of time only to the extent the same were exercisable as provided in Section 3 above on such date of termination of the Grantee's employment. Notwithstanding any period of time referenced in this Section 7 or any other provision of this Section 7 that may be construed to the contrary, the L Options will in any event terminate upon the expiration of the Term.

     8. FORFEITURE FOR MISCONDUCT AND REPAYMENT OF CERTAIN AMOUNTS. If (i) a material restatement of any financial statement of the Company (including any consolidated financial statement of the Company and its consolidated subsidiaries) is required and (ii) in the reasonable judgment of the Committee,
(A) such restatement is due to material noncompliance with any financial reporting requirement under applicable securities laws and (B) such

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noncompliance is a result of misconduct on the part of the Grantee, the Grantee will repay to the Company any and all Forfeitable Benefits received by the Grantee during the Misstatement Period. "Forfeitable Benefits" means (i) any and all cash and/or shares of L Stock received by the Grantee (A) upon the exercise during the Misstatement Period of any SARs held by the Grantee or (B) upon the payment during the Misstatement Period of any Cash Award or Performance Award held by the Grantee, the value of which is determined in whole or in part with reference to the value of L Stock, and (ii) any proceeds received by the Grantee from the sale, exchange, transfer or other disposition during the Misstatement Period of any shares of L Stock received by the Grantee upon the exercise, vesting or payment during the Misstatement Period of any Award held by the Grantee. By way of clarification, "Forfeitable Benefits" will not include any shares of L stock received upon exercise of any L Options during the Misstatement Period that are not sold, exchanged, transferred or otherwise disposed of during the Misstatement Period. "Misstatement Period" means the 12-month period beginning on the date of the first public issuance or the filing with the Securities and Exchange Commission, whichever occurs earlier, of the financial statement requiring restatement.

     9. NONTRANSFERABILITY. During the Grantee's lifetime, the L Options are not transferable (voluntarily or involuntarily) other than pursuant to a Domestic Relations Order and, except as otherwise required pursuant to a Domestic Relations Order, are exercisable only by the Grantee or the Grantee's court appointed legal representative. The Grantee may designate a beneficiary or beneficiaries to whom the L Options will pass upon the Grantee's death and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Committee on the form annexed hereto as Exhibit B or such other form as may be prescribed by the Committee, provided that no such designation will be effective unless so filed prior to the death of the Grantee. If no such designation is made or if the designated beneficiary does not survive the Grantee's death, the L Options will pass by will or the laws of descent and distribution. Following the Grantee's death, the L Options, if otherwise exercisable, may be exercised by the person to whom such option or right passes according to the foregoing and such person will be deemed the Grantee for purposes of any applicable provisions of this Agreement.

     10. NO STOCKHOLDER RIGHTS. Prior to the exercise of L Options in accordance with the terms and conditions set forth in this Agreement, the Grantee will not be deemed for any purpose to be, or to have any of the rights of, a stockholder of the Company with respect to any shares of L Stock, nor will the existence of this Agreement affect in any way the right or power of the Company or any stockholder of the Company to accomplish any corporate act, including, without limitation, the acts referred to in Section 11.16 of the Plan.

     11. ADJUSTMENTS. If the outstanding shares of L Stock are subdivided into a greater number of shares (by stock dividend, stock split, reclassification or otherwise) or are combined into a smaller number of shares (by reverse stock split, reclassification or otherwise), or if the Committee determines that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, split-up-spin-off, combination, exchange of shares, warrants or rights offering to purchase any shares of L Stock, or other similar corporate event (including mergers or consolidations other than those which constitute Approved Transactions, which shall be governed by Section 11.1(b) of the Plan) affects shares of L Stock such that an adjustment is required to preserve the benefits or potential benefits intended to be

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made available under this Agreement, then the L Options will be subject to adjustment (including, without limitation, as to the number of L Options and the Base Price per share of such L Options) in the sole discretion of the Committee and in such manner as the Committee may deem equitable and appropriate in connection with the occurrence of any of the events described in this Section 11 following the Vesting Anniversary Date.

     12. RESTRICTIONS IMPOSED BY LAW. Without limiting the generality of Section
11.8 of the Plan, the Grantee will not exercise the L Options, and the Company will not be obligated to make any cash payment or issue or cause to be issued any shares of L Stock, if counsel to the Company determines that such exercise, payment or issuance would violate any applicable law or any rule or regulation of any governmental authority or any rule or regulation of, or agreement of the Company with, any securities exchange or association upon which shares of L Stock are listed or quoted. The Company will in no event be obligated to take any affirmative action in order to cause the exercise of the L Options or the resulting payment of cash or issuance of shares of L Stock to comply with any such law, rule, regulation or agreement.

     13. NOTICE. Unless the Company notifies the Grantee in writing of a different procedure, any notice or other communication to the Company with respect to this Agreement will be in writing and will be delivered personally or sent by United States first class mail, postage prepaid and addressed as follows:

                            Liberty Media Corporation
                            12300 Liberty Boulevard
                            Englewood, Colorado 80112
                            Attn:  Charles Y. Tanabe, Esq.

Any notice or other communication to the Grantee with respect to this Agreement will be in writing and will be delivered personally, or will be sent by United States first class mail, postage prepaid, to the Grantee's address as listed in the records of the Company on the Effective Date, unless the Company has received written notification from the Grantee of a change of address.

     14. AMENDMENT. Notwithstanding any other provision hereof, this Agreement may be supplemented or amended from time to time as approved by the Committee as contemplated in Section 11.7(b) of the Plan. Without limiting the generality of the foregoing, without the consent of the Grantee,

     (a) this Agreement may be amended or supplemented from time to time as approved by the Committee (i) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or (ii) to add to the covenants and agreements of the Company for the benefit of the Grantee or surrender any right or power reserved to or conferred upon the Company in this Agreement, subject to any required approval of the Company's stockholders and, provided, in each case, that such changes or corrections will not adversely affect the rights of the Grantee with respect to the Award evidenced hereby, or (iii) to make such other changes as the Company, upon advice of counsel, determines are necessary or advisable because of the adoption or promulgation of, or change in or of the

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     interpretation of, any law or governmental rule or regulation, including any applicable federal or state securities laws; and

     (b) subject to any required action by the Board or the stockholders of the Company, the L Options granted under this Agreement may be canceled by the Company and a new Award made in substitution therefor, provided that the Award so substituted will satisfy all of the requirements of the Plan as of the date such new Award is made and no such action will adversely affect any L Options to the extent then exercisable.

     15. GRANTEE EMPLOYMENT. Nothing contained in this Agreement, and no action of the Company or the Committee with respect hereto, will confer or be construed to confer on the Grantee any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any employing Subsidiary to terminate the Grantee's employment at any time, with or without cause, subject to the provisions of any employment agreement between the Grantee and the Company or any Subsidiary.

     16. NONALIENATION OF BENEFITS. Except as provided in Section 9 of this Agreement, (i) no right or benefit under this Agreement will be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same will be void, and (ii) no right or benefit hereunder will in any manner be liable for or subject to the debts, contracts, liabilities or torts of the Grantee or other person entitled to such benefits.

     17. GOVERNING LAW. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of Colorado. Each party irrevocably submits to the general jurisdiction of the state and federal courts located in the State of Colorado in any action to interpret or enforce this Agreement and irrevocably waives any objection to jurisdiction that such party may have based on inconvenience of forum.

     18. CONSTRUCTION. References in this Agreement to "this Agreement" and the words "herein," "hereof," "hereunder" and similar terms include all Exhibits and Schedules appended hereto. The word "include" and all variations thereof are used in an illustrative sense and not in a limiting sense. All decisions of the Committee upon questions regarding this Agreement will be conclusive. Unless otherwise expressly stated herein, in the event of any inconsistency between the terms of the Plan and this Agreement, the terms of the Plan will control. The headings of the sections of this Agreement have been included for convenience of reference only, are not to be considered a part hereof and will in no way modify or restrict any of the terms or provisions hereof.

     19. DUPLICATE ORIGINALS. The Company and the Grantee may sign any number of copies of this Agreement. Each signed copy will be an original, but all of them together represent the same agreement.

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     20. RULES BY COMMITTEE. The rights of the Grantee and the obligations of the Company hereunder will be subject to such reasonable rules and regulations as the Committee may adopt from time to time.

     21. ENTIRE AGREEMENT. This Agreement is in satisfaction of and in lieu of all prior discussions and agreements, oral or written, between the Company and the Grantee regarding the subject matter hereof. The Grantee and the Company hereby declare and represent that no promise or agreement not herein expressed has been made and that this Agreement contains the entire agreement between the parties hereto with respect to the Award and replaces and makes null and void any prior agreements between the Grantee and the Company regarding the Award. This Agreement will be binding upon and inure to the benefit of the parties and their respective heirs, successors and assigns.

     22. GRANTEE ACCEPTANCE. The Grantee will signify acceptance of the terms and conditions of this Agreement by signing in the space provided at the end hereof and returning a signed copy to the Company.

     23. CODE SECTION 409A COMPLIANCE. If any provision of this Agreement would result in the imposition of an excise tax under Section 409A of the Code and related regulations and Treasury pronouncements ("Section 409A"), that provision will be reformed to avoid imposition of the excise tax and no action taken to comply with Section 409A shall be deemed to impair a benefit under this Agreement.

                            [Signature page follows.]

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             SIGNATURE PAGE TO NON-QUALIFIED STOCK OPTION AGREEMENT
   DATED AS OF __________, 20___ BETWEEN LIBERTY MEDIA CORPORATION AND GRANTEE


                                        LIBERTY MEDIA CORPORATION

                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        ACCEPTED:

                                        ---------------------------------------


                                        Grantee Name:
                                                     --------------------------
                                        Address:
                                                -------------------------------

                                        SSN:
                                            -----------------------------------



Number of shares of L Stock as to which Options are granted
                                                           --------------------


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                                    EXHIBIT A
                                       TO
                      NON-QUALIFIED STOCK OPTION AGREEMENT
   DATED AS OF __________, 20___ BETWEEN LIBERTY MEDIA CORPORATION AND GRANTEE



             [COPY OF LIBERTY MEDIA CORPORATION 2000 INCENTIVE PLAN
               (AS AMENDED AND RESTATED EFFECTIVE APRIL 19, 2004)]


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                                    EXHIBIT B
                                       TO
                      NON-QUALIFIED STOCK OPTION AGREEMENT
   DATED AS OF __________, 20___ BETWEEN LIBERTY MEDIA CORPORATION AND GRANTEE

                           DESIGNATION OF BENEFICIARY

     I, _______________________________________ (the "Grantee"), hereby declare that upon my death _____________________________________ (the "Beneficiary") of
                                        Name

_____________________________________________________________________________ ,
Street Address                 City              State              Zip Code

who is my ___________________________________________ , will be entitled to the
                     Relationship to Grantee

L Options and all other rights accorded the Grantee by the above-referenced grant agreement (the "Agreement").

     It is understood that this Designation of Beneficiary is made pursuant to the Agreement and is subject to the conditions stated herein, including the Beneficiary's survival of the Grantee's death. If any such condition is not satisfied, such rights will devolve according to the Grantee's will or the laws of descent and distribution.

     It is further understood that all prior designations of beneficiary under the Agreement are hereby revoked and that this Designation of Beneficiary may only be revoked in writing, signed by the Grantee, and filed with the Company prior to the Grantee's death.


------------------------------          ----------------------------------------
Date                                    Grantee

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